                                                                    EXHIBIT 99.3

                         [HEALTHCARE REALTY TRUST LOGO]

                            SUPPLEMENTAL DATA REPORT

                      THREE MONTHS ENDED DECEMBER 31, 2000

     DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA, UNLESS OTHERWISE DISCLOSED

                         UPDATED AS OF JANUARY 26, 2001



1)  RECONCILIATION OF FUNDS FROM OPERATIONS (1)

                                                               (Unaudited)                        (Unaudited)
                                                          FOR THE THREE MONTHS               FOR THE TWELVE MONTHS
                                                              ENDED DEC. 31,                     ENDED DEC. 31,
                                                         -----------------------            -----------------------
                                                            2000         1999                   2000        1999
                                                         -----------------------            -----------------------
    Net income before net gain (loss) on sale of
         real properties                                 $   18,321   $   21,838            $   80,469   $   81,251

         Elimination of the recognition of rental
             revenues on a straight line basis (2)           (1,469)      (2,432)               (7,827)      (6,885)

         Preferred stock dividend                            (1,664)      (1,664)               (6,657)      (6,656)

         Real Estate Depreciation                             9,835        9,363                38,393       38,017

         Provision for loss on investment (2)                 1,000            0                 1,000            0
                                                         -----------------------            -----------------------
         Total Adjustments                                    7,702        5,267                24,909       24,476
                                                         -----------------------            -----------------------

    Funds From Operations - Basic                        $   26,023   $   27,105            $  105,378   $  105,727
                                                         =======================            =======================

         Convertible Subordinated Debenture Interest             71            0                   275            0
                                                         =======================            =======================

    Funds From Operations - Diluted                      $   26,094   $   27,105            $  105,653   $  105,727
                                                         =======================            =======================

    Funds From Operations Per Common Share - Basic       $     0.66   $     0.69            $     2.66   $     2.69
                                                         =======================            =======================

    Funds From Operations Per Common Share - Diluted     $     0.65   $     0.68            $     2.62   $     2.66
                                                         =======================            =======================

    Common Shares Outstanding - Basic                    39,675,271   39,442,885            39,544,400   39,326,594
                                                         =======================            =======================

    Common Shares Outstanding - Diluted                  40,408,944   39,991,191            40,301,409   39,810,306
                                                         =======================            =======================


    (1) Funds From Operations ("FFO") does not represent cash generated from operating activities in accordance with generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

         Management believes the Company's FFO is not directly comparable to other healthcare REIT's, which own a portfolio of triple net leased properties or mortgages, as the Company develops projects through a development and lease-up phase before they reach their targeted cash flow returns. Furthermore, the Company eliminates, in consolidation, fee income for developing, leasing and managing owned properties and expenses or capitalizes, whichever the case may be, related internal costs.

    (2) The Company calculates its FFO using a modified version of National Association of Real Estate Investment Trust's ("NAREIT") October 1999 definition of funds from operations. The Company eliminates straight-line rental revenue in computing FFO although NAREIT's definition of funds from operations requires the inclusion of straight-line rental revenue. Likewise, the Company excludes its provision for loss on investment in computing FFO although NAREIT's definition of funds from operations requires its inclusion. If the Company had followed the NAREIT definition of funds from operations, as other healthcare REITs do, FFO on a diluted basis would have been $.66 and $2.79 per common share for the three months and twelve months ended Dec. 31, 2000, respectively.


--------------------------------------------------------------------------------
          Quarterly Supplemental Data Report is also available on the
                 Company's website -- www.healthcarerealty.com
                       Bethany A. Anderson (615) 269-8175
                     Email: BAnderson@healthcarerealty.com
--------------------------------------------------------------------------------


Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2000                                Page 1 of 13

2)  CONDENSED CONSOLIDATED BALANCE SHEETS

    ASSETS                                                                       (Unaudited)           (1)
                                                                                DEC. 31, 2000     DEC. 31, 1999
                                                                                -------------     -------------
    Real estate properties:
         Land                                                                    $   152,254       $   150,591
         Buildings and improvements                                                1,290,395         1,223,387
         Personal property                                                             5,785             5,165
         Construction in progress                                                     30,914            20,003
                                                                                 -----------       -----------
                                                                                   1,479,348         1,399,146
         Less accumulated depreciation                                              (120,522)          (83,996)
                                                                                 -----------       -----------
             Total real estate properties, net                                     1,358,826         1,315,150

    Cash and cash equivalents                                                          1,788             3,396

    Restricted cash                                                                      577               990

    Mortgage notes receivable                                                        170,906           250,346

    Other assets, net                                                                 54,979            38,082
                                                                                 -----------       -----------

    Total assets                                                                 $ 1,587,076       $ 1,607,964
                                                                                 ===========       ===========




    LIABILITIES AND STOCKHOLDERS' EQUITY

    Liabilities:
         Notes and bonds payable                                                 $   536,781       $   563,884

         Accounts payable and accrued liabilities                                     22,714            17,658

         Other liabilities                                                            19,544             8,519
                                                                                 -----------       -----------

    Total liabilities                                                                579,039           590,061
                                                                                 -----------       -----------

         Commitments and contingencies                                                    --                --

    Stockholders' equity:
         Preferred stock, $.01 par value; 50,000,000 shares authorized;
             issued and outstanding, 2000 and 1999 -- 3,000,000                           30                30
         Common stock, $.01 par value; 150,000,000 shares authorized;
             issued and outstanding, 2000 -- 40,314,399; 1999 -- 40,004,579              403               400

         Additional paid-in capital                                                1,061,190         1,054,405

         Deferred compensation                                                        (9,730)           (9,509)

         Cumulative net income                                                       295,174           215,373

         Cumulative dividends                                                       (339,030)         (242,796)
                                                                                 -----------       -----------

    Total stockholders' equity                                                     1,008,037         1,017,903
                                                                                 -----------       -----------

    Total liabilities and stockholders' equity                                   $ 1,587,076       $ 1,607,964
                                                                                 ===========       ===========


    (1) The balance sheet at December 31, 1999 has been derived from audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.







Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2000                                Page 2 of 13

3)  CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                                                         FOR THE THREE MONTHS               FOR THE TWELVE MONTHS
                                                             ENDED DEC 31,                       ENDED DEC 31,
                                                         -----------------------            -----------------------
                                                            2000        1999                   2000         1999
                                                         -----------------------            -----------------------
                                                        (Unaudited)  (Unaudited)           (Unaudited)
    REVENUES
         Master lease rental income                      $   25,022   $   22,710            $   97,238   $   92,070
         Property operating income                           15,659       15,798                62,400       57,778
         Straight line rent                                   1,469        2,432                 7,827        6,885
         Mortgage interest income                             4,628        6,383                22,755       25,940
         Management fees                                        656          717                 2,785        2,727
         Interest and other income                              206        1,391                 2,333        1,857
                                                         -----------------------            -----------------------
                                                             47,640       49,431               195,338      187,257
                                                         -----------------------            -----------------------

    EXPENSES
         General and administrative                           2,181        1,795                 8,739        7,287
         Property operating expenses                          5,423        5,942                22,628       21,077
         Interest                                            10,561       10,237                42,995       38,603
         Depreciation                                         9,990        9,503                38,994       38,566
         Amortization                                           164          116                   513          473
         Provision for loss on investment                     1,000           --                 1,000           --
                                                         -----------------------            -----------------------
                                                             29,319       27,593               114,869      106,006
                                                         -----------------------            -----------------------

    NET INCOME BEFORE NET GAIN (LOSS) ON SALE OF
         REAL ESTATE PROPERTIES                              18,321       21,838                80,469       81,251

         Net gain (loss) on sale of real estate properties     (352)       2,625                  (668)       4,776
                                                         -----------------------            -----------------------

    NET INCOME                                           $   17,969   $   24,463            $   79,801   $   86,027
                                                         =======================            =======================

    NET INCOME PER COMMON SHARE - BASIC                  $     0.41   $     0.58            $     1.85   $     2.02
                                                         =======================            =======================

    NET INCOME PER COMMON SHARE - DILUTED                $     0.41   $     0.57            $     1.82   $     1.99
                                                         =======================            =======================

    COMMON SHARES OUTSTANDING - BASIC                    39,675,271   39,442,885            39,544,400   39,326,594
                                                         =======================            =======================

    COMMON SHARES OUTSTANDING - DILUTED                  40,408,944   39,991,191            40,301,409   39,810,306
                                                         =======================            =======================



    NOTE> The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.




Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2000                                Page 3 of 13

4)  INVESTMENT PROGRESSION

    A)   CONSTRUCTION IN PROGRESS

                                                                         FOR THE THREE                              FOR THE TWELVE
                                                    NUMBER OF             MONTHS ENDED            NUMBER OF          MONTHS ENDED
                                                    PROPERTIES              12/31/00              PROPERTIES           12/31/00
                                                    ----------------------------------            -------------------------------
             Balance at beginning of period                6                $19,810                      6             $20,003

             Fundings on projects in existence at
               the beginning of the period                --                 10,483                      -              20,627

             New Projects started during the period        1                    621                      3               3,601

             Completions                                   0                      0                     (2)            (13,317)

                                                    ----------------------------------            -------------------------------
             Balance at end of period                      7                $30,914                      7             $30,914
                                                    ==================================            ===============================


    B)   REAL ESTATE PROPERTIES

                                                                         FOR THE THREE                            FOR THE TWELVE
                                                     NUMBER OF            MONTHS ENDED            NUMBER OF         MONTHS ENDED
                                                    PROPERTIES             12/31/00               PROPERTIES          12/31/00
                                                    ----------------------------------            -------------------------------

             Balance at beginning of period              208              $1,451,272                   196           $1,379,143

             Acquisitions                                  0                      0                      0                   0

             Additions/Improvements                       --                    597                      -               9,609

             Completions (CIP)                             0                      0                      2              13,317

             Sales                                        (2)                (3,435)                    (6)            (13,717)

             Other (1)                                     0                      0                     14              60,082

                                                    ----------------------------------            -------------------------------
             Balance at end of period                    206              $1,448,434                   206           $1,448,434
                                                    ==================================            ===============================


    C)   MORTGAGE NOTES RECEIVABLE

                                                                         FOR THE THREE                              FOR THE TWELVE
                                                    NUMBER OF             MONTHS ENDED            NUMBER OF          MONTHS ENDED
                                                    PROPERTIES             12/31/00               PROPERTIES           12/31/00
                                                    ----------------------------------            -------------------------------

             Balance at beginning of period               55               $173,747                     76            $250,346

             Funding of Mortgage Commitments               0                     23                      2               2,126

             Prepayments                                  (1)                (2,299)                   (10)            (15,921)

             Purchase Price Adjustment Amortization       --                   (159)                     -                (787)

             Scheduled Principal Payments                 --                   (406)                     -              (1,680)

             Other (1)                                     0                      0                    (14)            (63,178)

                                                    ----------------------------------            -------------------------------
             Balance at end of period                     54               $170,906                     54            $170,906
                                                    ==================================            ===============================

             (1) Other adjustments for the twelve months ended 12/31/00 consists of 14 mortgages which were converted to leases and net proceeds from a mortgage participation transaction.




Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2000                                Page 4 of 13

5)  INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION

                                     OUTPATIENT FACILITIES                           INPATIENT FACILITIES
                       ---------------------------------------------------- --------------------------------------
                       Ancillary               Comp.               Other    Assisted  Skilled  Inpatient    Other
                        Hospital            Ambulatory  Medical  Outpatient   Living  Nursing    Rehab    Inpatient
                        Facili-   Physician    Care     Office     Facili-   Facili-  Facili-   Facili-     Facili-            % of
                         ties      Clinics   Centers   Buildings   ties(1)     ties     ties      ties     ties(2)   Total    Total
                       -------------------------------------------------------------------------------------------------------------
PROPERTY OPERATING/OTHER AGREEMENTS

 1 Arizona                3,534               11,180                                                                  14,714   0.89%
 2 California            50,838               28,752                                                                  79,590   4.82%
 3 Florida               41,512     3,604     52,821     7,881                                                       105,818   6.41%
 4 Georgia               17,895                                                                                       17,895   1.08%
 5 Kansas                10,888                                                                                       10,888   0.66%
 6 Mississippi              364                                    4,290                                               4,654   0.28%
 7 Missouri                         5,345      9,851                                                                  15,196   0.92%
 8 Nevada                43,505                                                                                       43,505   2.64%
 9 Pennsylvania           4,933     4,372                  621                                             2,880      12,806   0.78%
10 Tennessee             20,274     8,350               10,732                                                        39,356   2.38%
11 Texas                 45,732                   57     8,630                                                        54,419   3.30%
12 Virginia              40,893     3,814               12,180                                                        56,887   3.45%
13 Wyoming               11,099                                                                                       11,099   0.67%
                       -------------------------------------------------------------------------------------------------------------
   TOTAL P.O.A.S/OTHER   91,467    25,485    102,661    40,044     4,290          0         0         0    2,880     466,827  28.29%
                       -------------------------------------------------------------------------------------------------------------

MASTER LEASES

   1 Alabama             42,964     8,368                         11,430      4,276              17,722               84,760   5.14%
   2 Arizona              5,274                                                         2,874                          8,148   0.49%
   3 Arkansas                                                      2,989                                               2,989   0.18%
   4 California          28,934     8,094                          1,046      6,908    12,688                         57,670   3.49%
   5 Colorado                                                                          26,408                         26,408   1.60%
   6 Connecticut                                                             11,925                                   11,925   0.72%
   7 Florida             27,916    51,755      3,200     1,417     9,481     22,495    10,206    11,703              138,173   8.37%
   8 Georgia                        5,299                          1,561      9,860                                   16,720   1.01%
   9 Illinois                      11,680                          1,453      8,167                                   21,300   1.29%
  10 Indiana                                                                            3,640                          3,640   0.22%
  11 Kansas                                                                             7,593                          7,593   0.46%
  12 Massachusetts                 30,786                                                                             30,786   1.87%
  13 Michigan                                                                          12,715             13,558      26,273   1.59%
  14 Mississippi                                                              9,768                                    9,768   0.59%
  15 Missouri                                 16,015               4,470      6,114    10,897                         37,496   2.27%
  16 Nevada               6,881                                    3,801                                              10,682   0.65%
  17 New Jersey                                                              18,634                                   18,634   1.13%
  18 North Carolina                                                           3,819     6,176                          9,995   0.61%
  19 Ohio                                                                     4,393                                    4,393   0.27%
  20 Oklahoma                                                                          12,964                         12,964   0.79%
  21 Pennsylvania                                                            30,396    20,617   112,248              163,261   9.89%
  22 South Carolina                                                           3,005                                    3,005   0.18%
  23 Tennessee            3,139     2,555                                     7,329     8,335                         21,358   1.29%
  24 Texas               23,417    16,938     21,689     1,976     2,040     70,990    19,466    12,916    5,892     175,324  10.62%
  25 Virginia            40,761                          1,941     2,119     17,018    36,410                         98,249   5.95%
  26 Wyoming                                                                  6,838                                    6,838   0.41%
                       -------------------------------------------------------------------------------------------------------------
  TOTAL MASTER LEASES   179,286   135,475     40,904     5,334    40,390    241,935   190,989   154,589   19,450   1,008,352  61.10%
                       -------------------------------------------------------------------------------------------------------------
     Corporate
       Property                                                                                            4,169       4,169   0.25%
                       -------------------------------------------------------------------------------------------------------------
TOTAL EQUITY
  INVESTMENTS          $470,753  $160,960   $143,565   $45,378   $44,680   $241,935  $190,989  $154,589  $26,499  $1,479,348  89.64%
                       =============================================================================================================

MORTGAGES

   1 Alabama                                                                  4,650     7,944                         12,594   0.76%
   2 Arizona                                                                 10,769                       17,703      28,472   1.73%
   3 California                                                              21,550     6,067              7,883      35,500   2.15%
   4 Florida                        9,430                                    11,965       609                         22,004   1.33%
   5 Georgia                                                                  1,130                                    1,130   0.07%
   6 Idaho                                                                    4,912                                    4,912   0.30%
   7 Maryland                                                                          15,060                         15,060   0.91%
   8 Massachusetts                                                                      2,230                          2,230   0.14%
   9 Michigan                                                                          11,062                         11,062   0.67%
  10 Mississippi                                                              1,335                                    1,335   0.08%
  11 Montana                                                                  2,064                                    2,064   0.13%
  12 New Mexico                                                                 756                                      756   0.05%
  13 North Carolina                                                           2,477                                    2,477   0.15%
  14 Ohio                                                                     1,599       599                          2,198   0.13%
  15 Oregon                                                                   2,922                                    2,922   0.18%
  16 Pennsylvania                                                             1,004                                    1,004   0.06%
  17 South Carolina                                                                     3,073                          3,073   0.19%
  18 Tennessee                                                                1,928    11,688                         13,616   0.83%
  19 Texas                            192                                     1,860                        2,450       4,502   0.27%
  20 Virginia                                                                           2,216                          2,216   0.13%
  21 Washington                                                               1,779                                    1,779   0.11%
                       -------------------------------------------------------------------------------------------------------------
  TOTAL MTG.
    INVESTMENTS        $     --   $ 9,622   $     --   $    --   $    --   $ 72,700  $ 60,548  $     --  $28,036  $  170,906  10.36%
                       -------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS    $470,753  $170,582   $143,565   $45,378   $44,680   $314,635  $251,537  $154,589  $54,535  $ 1,650,25 100.00%
                       =============================================================================================================
  PERCENT OF
    $ INVESTED           28.526%   10.337%     8.700%    2.750%    2.707%    19.066%   15.242%    9.368%   3.305%    100.000%
                       =============================================================================================================
  NUMBER OF
    PROPERTIES               59        34         13        10        13         73        50         9        6         267
                       =============================================================================================================

(1)  3 facility types <2% each.

(2)  4 facility types <2% each.



Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2000                                Page 5 of 13

6)  INVESTMENT BY OPERATOR/SIGNIFICANT TENANT

                                  Number       (1)
                                 of Real       Real     Number of                 Total        (1)
                                  Estate      Estate     Mortgage    Mortgage   Number of     Total
                                Properties  Investment  Properties  Investment  Properties  Investment  Commitments  Total  Percent
                                ----------------------  ----------------------  ---------------------------------------------------
PUBLIC OR INVESTMENT GRADE OPERATORS/SIGNIFICANT TENANTS

    1 Healthsouth                   30        297,822         0                      30      297,822      1,334     299,156   17.55%
    2 HCA - The Healthcare Company  30        230,777         0                      30      230,777      2,130     232,907   13.66%
    3 Tenet                         13        103,879         1        7,883         14      111,762                111,762    6.56%
    4 Balanced Care                 14         63,575         0                      14       63,575                 63,575    3.73%
    5 Integrated Health              3         36,327         0                       3       36,327                 36,327    2.13%
    6 Baptist Memorial Hospital      3         10,060         0                       3       10,060     24,946      35,006    2.05%
    7 Caremark Rx                    6         32,561         0                       6       32,561                 32,561    1.91%
    8 Emeritus                       4         28,283         0                       4       28,283                 28,283    1.66%
    9 Methodist                      4         25,919         0                       4       25,919                 25,919    1.52%
   10 Centennial                     6         16,355         1        9,452          7       25,807                 25,807    1.51%
   11 Ephrata Community Hospital     3          9,925         0                       3        9,925     14,319      24,244    1.42%
   12 Quorum                         4         24,158         0                       4       24,158                 24,158    1.42%
   13 United Medical Center          1         11,099         0                       1       11,099      9,919      21,018    1.23%
   14 Ramsay                         2         19,450         0                       2       19,450                 19,450    1.14%
   15 KS Management Services         1         16,938         0                       1       16,938                 16,938    0.99%
16-27 12 Operators With Less
        than 1% Each                16        104,560         1        7,153         17      111,713      2,166     113,879    6.68%
                                 --------------------  ---------------------  ------------------------------------------------------
                                   140      1,031,688         3       24,488        143    1,056,176     54,814   1,110,990   65.16%
                                 --------------------  ---------------------  ------------------------------------------------------

OTHER OPERATORS/SIGNIFICANT TENANTS

   28 Life Care Centers             12         82,822         2        9,446         14       92,268                 92,268    5.41%
   29 Senior Lifestyles             10         75,759         0                      10       75,759                 75,759    4.44%
   30 Summerville                    5         51,289         0                       5       51,289                 51,289    3.01%
   31 Lewis-Gale Clinic, LLC        10         44,908         0                      10       44,908                 44,908    2.63%
   32 Kerlan Jobe Orthopedic         1         28,752         0                       1       28,752                 28,752    1.69%
   33 Melbourne Internal Medicine    4         27,935         0                       4       27,935                 27,935    1.64%
   34 Multi-tenant                   4         23,965         0                       4       23,965                 23,965    1.41%
   35 Prestige Care                  0                        7       23,180          7       23,180                 23,180    1.36%
   36 MedCath                        1          3,534         1       17,703          2       21,237                 21,237    1.25%
   37 Wellington                     5         18,969         0                       5       18,969                 18,969    1.11%
38-66 29 Operators With Less
        than 1% Each                21         85,558        41       96,089         62      181,647          -     181,647   10.65%
                                 --------------------  ---------------------  ------------------------------------------------------
                                    73        443,491        51      146,418        124      589,909          -     589,909   34.60%
                                 --------------------  ---------------------  ------------------------------------------------------
     Corporate Property                         4,169                                          4,169                  4,169    0.25%
                                 --------------------  ---------------------  ------------------------------------------------------
    TOTAL INVESTMENT AND
      COMMITMENTS                  213     $1,479,348        54    $ 170,906        267   $ 1,650,254  $ 54,814  $1,705,068  100.00%
                                 ====================  =====================  ======================================================

(1)  Includes construction in progress.


7)  SQUARE FEET OWNED AND/OR MANAGED BY GEOGRAPHIC LOCATION

                                                Owned                Third Party
                                         ---------------------   ------------------------
                                             Not                   Property      Asset
                                           Managed    Managed     Management   Management   Mortgages    Total     Percent
                                         ---------------------   ------------------------   -------------------------------
   1 Florida                                786,768    678,352     1,783,988   1,586,129     198,990    5,034,227    27.00%
   2 Texas                                  997,793    602,534     2,393,444                 174,044    4,167,815    22.36%
   3 Virginia                               613,905    591,782       898,899                  35,900    2,140,486    11.48%
   4 California                             317,821    385,655                               362,854    1,066,330     5.72%
   5 Tennessee                              161,366    415,131                               298,271      874,768     4.69%
   6 Pennsylvania                           722,053     57,452                                45,809      825,314     4.43%
   7 Alabama                                549,373                                          138,551      687,924     3.69%
   8 Georgia                                138,599    203,062                                40,000      381,661     2.05%
   9 Michigan                               235,227                                          129,408      364,635     1.96%
  10 Arizona                                 74,507     75,621                               192,987      343,115     1.84%
  11 Missouri                               201,167     48,062                                            249,229     1.34%
  12 Nevada                                  43,579    195,516                                            239,095     1.28%
  13 Massachusetts                          210,987                                           23,862      234,849     1.26%
  14 Colorado                               225,764                                                       225,764     1.21%
  15 Mississippi                             78,024     97,471                                12,260      187,755     1.01%
  16 Illinois                               181,100                                                       181,100     0.97%
  17 Wyoming                                 29,851    137,000                                            166,851     0.90%
  18 Ohio                                    33,181                                          124,411      157,592     0.85%
  19 Kansas                                  57,035     83,664                                            140,699     0.75%
  20 Oklahoma                               139,216                                                       139,216     0.75%
  21 Kentucky                                                        126,649                              126,649     0.68%
  22 North Carolina                          69,781                                           54,600      124,381     0.67%
  23 New Jersey                             110,844                                                       110,844     0.59%
  24 Maryland                                                                                 96,780       96,780     0.52%
  25 Oregon                                                                                   80,429       80,429     0.43%
  26 Connecticut                             59,387                                                        59,387     0.32%
  27 South Carolina                          21,120                                           23,000       44,120     0.24%
  28 New Mexico                                                                               42,639       42,639     0.23%
  29 Washington                                                                               39,239       39,239     0.21%
  30 Montana                                                                                  38,955       38,955     0.21%
  31 Indiana                                 29,500                                                        29,500     0.16%
  32 Idaho                                                                                    29,118       29,118     0.16%
  33 Arkansas                                11,963                                                        11,963     0.06%
                                         ----------------------    ---------------------   --------------------------------
     TOTAL SQUARE FEET                    6,099,911   3,571,302    5,202,980   1,586,129   2,182,107   18,642,429   100.00%
                                         ======================    =====================   ================================
     PERCENT OF TOTAL SQUARE FOOTAGE          32.72%      19.16%       27.91%       8.51%      11.71%      100.00%
                                         ======================    =====================   ================================

Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2000                                Page 6 of 13

8)  SQUARE FEET OWNED AND/OR MANAGED BY FACILITY TYPE

                                                Owned                Third Party
                                         ---------------------   ------------------------
                                             Not                   Property      Asset
                                           Managed    Managed     Management   Management   Mortgages    Total     Percent
                                         ---------------------   ------------------------   -------------------------------
     Ancillary Hospital Facility             42,932    323,583     5,162,924   1,586,129                7,115,568    38.17%
     Medical Office Buildings             1,090,456  2,377,798        22,451                            3,490,705    18.72%
     Assisted Living Facilities           1,633,995                                        1,209,597    2,843,592    15.25%
     Skilled Nursing Facilities           1,286,351                                          747,217    2,033,568    10.91%
     Physician's Clinics                    869,303    198,688        17,605                 105,915    1,191,511     6.39%
     Comprehensive Ambulatory Care
       Centers                              115,857    634,282                                            750,139     4.02%
     Inpatient Rehab Hospitals              643,383                                                       643,383     3.45%
     Other Outpatient Facilities            264,293     36,951                                            301,244     1.62%
     Other Inpatient Facilities             153,341                                          119,378      272,719     1.46%
                                         ----------------------    ---------------------   --------------------------------
     TOTAL SQUARE FEET                    6,099,911  3,571,302     5,202,980   1,586,129   2,182,107   18,642,429   100.00%
                                         ======================    =====================   ================================
     PERCENT OF TOTAL SQUARE FOOTAGE          32.72%     19.16%        27.91%       8.51%      11.71%      100.00%
                                         ======================    =====================   =======================



9)  SQUARE FEET OWNED AND/OR MANAGED BY OPERATOR/SIGNIFICANT TENANT

                                                Owned                Third Party
                                         ---------------------   ------------------------
                                             Not                   Property      Asset
                                           Managed    Managed     Management   Management   Mortgages    Total     Percent
                                         ---------------------   ------------------------   -------------------------------
PUBLIC OR INVESTMENT GRADE OPERATOR/SIGNIFICANT TENANT

    1 HCA - The Healthcare Company          419,726  1,065,223     4,018,973   1,586,129                7,090,051    38.03%
    2 Healthsouth                         1,210,553    185,123                                          1,395,676     7.49%
    3 Tenet Healthcare Corporation          258,485    362,837        49,300                  89,000      759,622     4.07%
    4 Balanced Care                         400,370                                                       400,370     2.15%
    5 Baptist Memorial Hospital                        277,243                                            277,243     1.49%
    6 Centennial Healthcare                 151,172                                           80,000      231,172     1.24%
    7 Methodist                                        219,742                                            219,742     1.18%
    8 Emeritus                              210,552                                                       210,552     1.13%
    9 Caremark Rx                           190,601                                                       190,601     1.02%
10-28 19 Operators with Square Feet Less
        Than 1%                             994,112    531,872       126,649          --          --    1,652,633     8.86%
                                         ----------------------    ---------------------   --------------------------------
     TOTAL                                3,835,571  2,642,040     4,194,922   1,586,129     169,000   12,427,662    66.66%
                                         ----------------------    ---------------------   --------------------------------

OTHER OPERATOR/SIGNIFICANT TENANT

   29 Medicorp Health System                                        777,091                               777,091     4.17%
   30 Life Care Centers of America          620,527                                          131,813      752,340     4.04%
   31 Senior Lifestyles                     553,573                                                       553,573     2.97%
   32 Lewis-Gale Clinic, LLC                           488,170                                            488,170     2.62%
   33 Prestige Care                                                                          300,244      300,244     1.61%
   34 Summerville                           292,231                                                       292,231     1.57%
   35 Hearthstone                                                                            278,777      278,777     1.50%
   36 Multi-tenant                                     222,062                                            222,062     1.19%
   37 Healthprime                                                                            200,558      200,558     1.08%
38-70 33 Operators with Square Feet Less
        Than 1%                             798,009    219,030       230,967          --   1,302,273    2,550,279    13.68%
                                         ----------------------    ---------------------   --------------------------------
     TOTAL                                2,264,340    929,262     1,008,058          --   2,013,107    6,214,767    33.34%
                                         ----------------------    ---------------------   --------------------------------
     TOTAL SQUARE FEET                    6,099,911  3,571,302     5,202,980   1,586,129   2,182,107   18,642,429   100.00%
                                         ======================    =====================   ================================


Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2000                                Page 7 of 13

10) LEASE/MORTGAGE MATURITY SCHEDULE

    A)   LEASES

                                                                                       Weighted
                                                                                        Average
                                                       Estimated         Percent of    Remaining
                                        Number of     Annualized         Annualized      Lease
                                        Properties    Net Revenue        Net Revenue  Term (Years)
                                    --------------------------------------------------------------
                              2001           3            1,155              0.78%         0.00
                              2002           0               --              0.00%         0.00
                              2003           3            2,853              1.94%         0.05
                              2004          12            7,995              5.43%         0.19
                              2005           6            1,483              1.01%         0.07
                              2006           3            1,745              1.18%         0.07
                              2007          11            5,332              3.62%         0.22
                              2008          28           20,677             14.03%         0.87
                              2009          29           22,907             15.54%         1.27
                              2010          13            6,690              4.54%         0.55
                              2011          22           18,974             12.88%         1.19
                              2012          22           14,007              9.51%         1.20
                              2013          19           14,948             10.14%         1.27
                              2014           2            2,518              1.71%         0.17
                              2015           5            1,072              0.73%         0.19
                        After 2015          13            2,204              1.50%         0.59
                      Multi-tenant          22           22,801             15.47%         1.11
                                    --------------------------------------------------------------
               TOTAL                       213         $147,361            100.00%         9.01
                                    ==============================================================


    B)   MORTGAGES

                                                                                       Weighted
                                                                                        Average
                                                       Estimated         Percent of    Remaining
                                        Number of     Annualized         Annualized      Lease
                                        Properties    Net Revenue        Net Revenue  Term (Years)
                                    --------------------------------------------------------------
                              2001           3              803              4.30%         0.02
                              2002          10            3,071             16.44%         0.22
                              2003          11            1,933             10.35%         0.24
                              2004          10            2,649             14.18%         0.59
                              2005           4            1,657              8.87%         0.22
                              2006           2              841              4.50%         0.31
                              2007           5            1,442              7.72%         0.75
                              2008           3            1,674              8.96%         0.67
                              2009           4            2,401             12.85%         1.10
                              2010           1              946              5.06%         0.54
                              2011           0               --              0.00%         0.00
                              2012           0               --              0.00%         0.00
                              2013           1            1,267              6.78%         0.48
                              2014           0               --              0.00%         0.00
                              2015           0               --              0.00%         0.00
                        After 2015           0               --              0.00%         0.00
                                    --------------------------------------------------------------
               TOTAL                        54         $ 18,684            100.00%         5.14
                                    ==============================================================




11) ASSISTED LIVING FACILITY OCCUPANCY

                                                                   % of ALF
                                      Number of      ALF           Revenue to
                 Occupancy           Facilities    Revenue        Total Revenue
              ----------------------------------------------------------------
                0% to  24.9%             --             --             0.0%
               25% to  49.9%              4          2,789             1.4%
               50% to  69.9%             12          4,208             2.2%
               70% to  84.9%             25         11,846             6.1%
               85% to 100.0%             32         11,002             5.6%
                                    -----------------------------------------
                                         73         29,845            15.3%
                                    =========================================

NOTE: Occupancy rates are generally as of September 30, 2000, and revenues are for the year ended December 31, 2000. Three of the four facilities with occupancy less than 50% were opened during 2000, and the fourth facility was opened in late 1999.



Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2000                                Page 8 of 13

12) COMMITMENTS AND CONSTRUCTION IN PROGRESS

                                                                            AS OF DECEMBER 31, 2000
                                     -----------------------------------------------------------------------------------------------
                                                 REAL ESTATE INVESTMENTS                           MORTGAGE INVESTMENTS
                                     -----------------------------------------------   ---------------------------------------------
                                                Investment  Remaining       Total                  Investment  Remaining     Total
 Operator                            Properties   Balance   Commitment  Real Estate(1)  Properties   Balance   Commitment  Mortgages
 -------------------------------     -----------------------------------------------------------------------------------------------
 Baptist Memorial Hospital               3       $ 10,060   $ 24,946      $ 35,006          0        $   --     $   --      $   --
 Conemaugh Health Systems                1          2,880         --         2,880          0            --         --          --
 Expansion of existing property          1          6,254      2,130         8,384          0            --         --          --
 United Medical Center                   1         11,099      9,919        21,018          0            --         --          --
 Ephrata Community Hospital              1            621     14,319        14,940
 Other Commitments                       3              -      3,500         3,500          0            --         --          --
                                     -----------------------------------------------------------------------------------------------
 TOTAL                                  10       $ 30,914   $ 54,814      $ 85,728          0        $   --     $   --      $   --
                                     ===============================================================================================
    Percentage of construction in progress to total investment
       portfolio at December 31, 2000:                                        1.87%
                                                                         ==========

(1) Projected Timing of Conversion to Revenue Producing Assets:

                                                   QTR 1, QTR 2,   QTR 3,   QTR 4, QTR 1,  QTR 2,     QTR 3,     QTR 4,
                                                    2001   2001     2001     2001   2002    2002       2002       2002    Total
                                                   ------------------------------------------------------------------------------
Real Estate Investments with related Commitments    $--    $--    $40,925    $--    $--    $16,587    $10,396    $ 17,820 $85,728
                                                   ==============================================================================


13) LONG-TERM DEBT INFORMATION - AS OF DECEMBER 31, 2000

    A)   BREAKDOWN BETWEEN FIXED AND VARIABLE RATE DEBT:

                                                                       Balance    Effective Rate
                                                                       -------------------------
         Fixed Rate Debt:
             Senior Notes due 2002                                     $  36,000         7.41%
             Senior Notes due 2006                                        70,000         9.49%
             6.55% Convertible Subordinated Debentures                    74,501         7.50%
             10.5% Convertible Subordinated Debentures                     3,351         7.50%
             Mortgage Notes Payable                                       57,096    Range from 7.625% to 9.3%
             Other Note Payable                                            5,833         7.53%
                                                                       ---------
                                                                         246,781
                                                                       ---------
         Variable Rate Debt:
             $300 Million Senior Revolving Credit Facility               265,000           See (C) Below
             $200 Million Senior Term Loan Facility                       25,000           See (D) Below
                                                                       ---------
                                                                         290,000
                                                                       ---------

                                                             TOTAL     $ 536,781
                                                                       =========

    B)   FUTURE MATURITIES:

                                                                                                               2006 and
                                                        2001         2002        2003       2004       2005      After       Total
                                                     -------------------------------------------------------------------------------
Fixed Rate Debt:
    Senior Notes due 2002                            $  18,000     $ 18,000    $    --    $    --   $     --    $     --    $ 36,000
    Senior Notes due 2006                                   --           --         --     20,300     20,300      29,400      70,000
    6.55% Convertible Subordinated Debentures             (236)      74,737         --         --         --          --      74,501
    10.5% Convertible Subordinated Debentures               35        3,316         --         --         --          --       3,351
    Mortgage Notes Payable                                 629          742     14,964     15,894        552      24,313      57,094
    Other Note Payable                                   1,167        1,167      1,167      1,167      1,167          --       5,835
Variable Rate Debt:
    $300 Million Senior Revolving Credit Facility      265,000           --         --         --         --          --     265,000
    $200 Million Senior Term Loan Facility              25,000           --         --         --         --          --      25,000
                                                     -------------------------------------------------------------------------------
                                                      $309,595      $97,962    $16,131    $37,361   $ 22,019    $ 53,713    $536,781
                                                     ===============================================================================

    C) DETAILS CONCERNING $300 MILLION SENIOR REVOLVING CREDIT FACILITY ($265 MILLION OUTSTANDING):

         i)    Unused  Borrowing Capacity: $35 Million
         ii)   Interest Rate: Lower of LIBOR plus 1.05% or Prime
         iii)  Interest Rate on Unused Balance: 0.200%
         iv)   Maturity: October 2001

    D) DETAILS CONCERNING $200 MILLION SENIOR TERM LOAN FACILITY ($25 MILLION OUTSTANDING):

         i)    Unused  Borrowing Capacity:  $0
         ii)   Interest Rate:    Lower of LIBOR plus 2.50% or Prime
         iii)  Interest Rate on Unused Balance:    0.200%
         iv)   Maturity:  March 30, 2001

    E)   CREDIT RATING:

         Moody's Investors Service has assigned a "Baa3" credit rating to the Company's Senior Notes due 2002 and 2006, and a "Ba2" rating to the Company's preferred stock and convertible subordinated debentures.

         Fitch IBCA, Duff & Phelps Credit Rating Co. has assigned a "BBB" credit rating to the Company's Senior Notes due 2002 and 2006, and a "BBB-" rating to the Company's preferred stock and convertible subordinated debentures.

Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2000                                Page 9 of 13

14) DIVIDEND HISTORY

    A)   COMMON STOCK (DOLLARS NOT ROUNDED TO THOUSANDS)

                                                                              Increase
                                                                              From Prior
             Operating Period                        Payment Date      Amount  Quarter   Annualized
          ----------------------------------------------------------------------------   ----------
          First Quarter 1995                          May 15, 1995      0.455    0.005       1.82
          Second Quarter 1995                        Aug. 15, 1995      0.460    0.005       1.84
          Third Quarter 1995                         Nov. 15, 1995      0.465    0.005       1.86
          Fourth Quarter 1995                        Feb. 15, 1996      0.470    0.005       1.88

          First Quarter 1996                          May 15, 1996      0.475    0.005       1.90
          Second Quarter 1996                        Aug. 15, 1996      0.480    0.005       1.92
          Third Quarter 1996                         Nov. 15, 1996      0.485    0.005       1.94
          Fourth Quarter 1996                        Feb. 17, 1997      0.490    0.005       1.96

          First Quarter 1997                          May 15, 1997      0.495    0.005       1.98
          Second Quarter 1997                        Aug. 15, 1997      0.500    0.005       2.00
          Third Quarter 1997                         Nov. 17, 1997      0.505    0.005       2.02
          Fourth Quarter 1997                        Feb. 16, 1998      0.510    0.005       2.04

          First Quarter 1998                          May 18, 1998      0.515    0.005       2.06
          Second Quarter 1998                        Aug. 17, 1998      0.520    0.005       2.08
          Third Quarter 1998                         Nov. 16, 1998      0.525    0.005       2.10
          Fourth Quarter 1998                        Feb. 15, 1999      0.530    0.005       2.12

          First Quarter 1999                          May 17, 1999      0.535    0.005       2.14
          Second Quarter 1999                        Aug. 16, 1999      0.540    0.005       2.16
          Third Quarter 1999                         Nov. 16, 1999      0.545    0.005       2.18
          Fourth Quarter 1999                        Feb. 16, 2000      0.550    0.005       2.20

          First Quarter 2000                          May 17, 2000      0.555    0.005       2.22
          Second Quarter 2000                         Aug. 16,2000      0.560    0.005       2.24
          Third Quarter 2000                          Dec. 6, 2000      0.565    0.005       2.26
          Fourth Quarter 2000                        March 7, 2001      0.570    0.005       2.28

    B) PREFERRED STOCK

                                                                              Increase
                                                                              From Prior
             Operating Period                        Payment Date      Amount  Quarter   Annualized
          ----------------------------------------------------------------------------   ----------

          September 1, 1998 - November 15, 1998      Nov. 26, 1998      0.462    0.0         2.22
          November 16, 1998 - February 15, 1999      Feb. 26, 1999      0.554    0.0         2.22

          February 16, 1999 - May 15, 1999            May 28, 1999      0.554    0.0         2.22
          May 16, 1999 - August 15, 1999             Aug. 27, 1999      0.554    0.0         2.22
          August 16, 1999 - November 15, 1999        Nov. 26, 1999      0.554    0.0         2.22
          November 16, 1999 - February 15, 2000      Feb. 29, 2000      0.554    0.0         2.22

          February 16, 2000 - May 15, 2000            May 31, 2000      0.554    0.0         2.22
          May 16, 2000 - August 15, 2000             Aug. 31, 2000      0.554    0.0         2.22
          August 16, 2000 - November 15, 2000        Nov. 30, 2000      0.554    0.0         2.22
          November 16, 2000 - February 15, 2001      Feb. 28, 2001      0.554    0.0         2.22

         Healthcare Realty Trust Incorporated is authorized to issue 50,000,000 shares of Preferred Stock. 3,000,000 shares of 8 7/8% Series A Voting Cumulative Preferred Stock, par value $.01 per share, are issued and outstanding. Upon dissolution of the Company, the Preferred Stock is senior to common stock with respect to dividend rights and rights upon liquidation. Holders of Preferred Stock are entitled to receive cumulative preferential cash dividends at the rate of 8 7/8% per annum of the liquidation preference of $25.00 per share payable quarterly, in arrears, on the last business day in February, May, August, and November of each year.

         Preferred Stock is not redeemable prior to September 30, 2002. On or after September 2002, the Company, at its option, may redeem Preferred Stock, in whole or in part, at any time or from time to time, at the redemption price. The holders of each share of Preferred Stock have one vote and vote together with the holders of common stock on all matters on which stockholders may vote.

    C) INFORMATION REGARDING TAXABLE STATUS OF 2000 CASH DISTRIBUTIONS (DOLLARS NOT ROUNDED TO THOUSANDS)

                                                             Cash       Taxable
                                                         Distribution  Ordinary    Return of
                                                           Per Share   Dividend     Capital
                                                         ------------------------------------
         HR COMMON                                         $2.230000  $1.900346     $0.329654
         CUSIP # 421946104

         HR 8.875% SERIES A PREFERRED                      $2.218760  $2.218760     $      --
         CUSIP # 421946203


Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2000                               Page 10 of 13

15) COMMON SHARES INFORMATION

    The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:

                                                                       FOR THE THREE MONTHS               FOR THE TWELVE MONTHS
                                                                           ENDED DEC 31,                       ENDED DEC 31,
                                                                     ------------------------            -------------------------
                                                                         2000        1999                   2000      1999
                                                                     ------------------------            -------------------------
    TOTAL COMMON SHARES OUTSTANDING                                  40,314,399    40,004,579            40,314,399     40,004,579
                                                                     ========================            =========================

    WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                       40,282,091    39,973,878            40,151,220     39,857,587
         Actual Restricted Stock Shares                                (606,820)     (530,993)             (606,820)      (530,993)
                                                                     ------------------------            -------------------------
    DENOMINATOR SHARES FOR BASIC COMMON SHARE EPS AND FFO            39,675,271    39,442,885            39,544,400     39,326,594

         Restricted Shares - Treasury                                   504,583       548,306               533,955        482,496
         Dilution for Convertible Debentures                            178,548             0               181,136              0
         Dilution for Employee Stock Purchase Plan                       50,542             0                41,918          1,216
                                                                     ------------------------            -------------------------
    DENOMINATOR SHARES FOR DILUTED COMMON SHARE EPS AND FFO          40,408,944    39,991,191            40,301,409     39,810,306
                                                                     ========================            =========================

    NOTE: AS OF DECEMBER 31, 2000, HR HAD APPROXIMATELY 1,733 SHAREHOLDERS
          OF RECORD.




16) BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS

         Officers                       Owned      Restricted(1)  Reserved(2)  Options     Total
         --------                      ----------------------------------------------------------
         David R. Emery                144,800(3)     287,712       225,000       0       657,512
         Timothy G. Wallace             32,938        149,800       110,000       0       292,738
         Roger O. West                   3,238        151,576       110,000       0       264,814
         Other Officers as a group      20,808         12,793             0       0        33,601
         Directors as a group           50,663          3,150             0       0        53,813
                                     -------------------------------------------------------------
         TOTAL                         252,447        605,031       445,000       0     1,302,478
                                     =============================================================


(1) These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan and the HR Discretionary Bonus Program.

(2) These shares are specifically reserved for performance-based awards under the 1993 Employees Stock Incentive Plan. The issuance of "Reserved Stock" to eligible employees is contingent upon the achievement of specific performance criteria. When issued, these shares will be subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan.

(3) Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.

17) INSTITUTIONAL HOLDINGS AS OF SEPTEMBER 30, 2000

    A)   Institutional Shares Held:                        17,539,049           (Source: Form 13F Filings)
                                                           ===========
    B)   Number of Institutions:                                  141
                                                           ===========
    C)   Percentage of Common Shares Outstanding:              43.68%
                                                           ===========

18) BOOK VALUE PER COMMON SHARE

    Total Stockholders' Equity                             $ 1,008,037
    Less: Preferred Stock Liquidation/Redemption Value          75,000
                                                           -----------
    Total Common Stockholders' Equity                        $ 933,037

    Total Common Shares Outstanding                         40,314,399
                                                           ===========
    Book Value Per Common Share                                $ 23.14
                                                           ===========

Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2000                               Page 11 of 13

19) OTHER CORPORATE INFORMATION

    A)   CORPORATE HEADQUARTERS:

             HEALTHCARE REALTY TRUST INCORPORATED
             HEALTHCARE REALTY SERVICES INCORPORATED
             3310 West End Avenue, Suite 700
             Nashville, TN  37203
             Phone:  615-269-8175
             Fax:  615-269-8461
             E-mail:  hrinfo@healthcarerealty.com


         OTHER OFFICES:

             East Florida Regional Office
             Georgia Regional Office
             Mid-America Regional Office
             Mid-Atlantic Regional Office
             Southern California Regional Office
             Texas/Southwest Regional Office
             West Florida Regional Office


    B)   STOCK EXCHANGE, SYMBOL AND CUSIP NUMBER:

                    Security Description                      Stock Exchange         Symbol     CUSIP Number
             -----------------------------------------------------------------------------------------------
             Common Stock                                  New York Stock Exchange     HR         421946104
             8.875% Series A Preferred Stock               New York Stock Exchange     HR.A       421946203
             6.55% Convertible Subordinated Debentures     New York Stock Exchange     HRM02      421946AA2
             10.5% Convertible Subordinated Debentures     New York Stock Exchange     HRA02      421946AB0


    C)   WEB SITE:

         www.healthcarerealty.com

    D)   CORPORATE OFFICERS:

             HEALTHCARE REALTY TRUST INCORPORATED
             David R. Emery, Chairman of the Board and Chief Executive Officer Timothy G. Wallace, Executive Vice President and Chief Financial
               Officer
             Roger O. West, Executive Vice President and General Counsel Fredrick M. Langreck, Senior Vice President/Treasurer
             Scott W. Holmes, Senior Vice President/Financial Reporting Michael W. Crisler, Senior Vice President/Technology
             Leigh Ann Stach, Vice President/Controller
             J. D. Carter Steele, Vice President/Real Estate Investments
             Keith A. Harville, Vice President/Real Estate Investments
             Eric W. Fischer, Vice President/Real Estate Investments
             Rita H. Todd, Corporate Secretary


             HEALTHCARE REALTY SERVICES INCORPORATED

             B. Bart Starr, Chairman of the Board
             Roland H. Hart, President
             James P. Tainter, Vice President/Management Services
             Thomas M. Carnell, Vice President/Design & Construction


    E)   BOARD OF DIRECTORS:

         David R. Emery, Chairman of the Board and Chief Executive Officer,
           Healthcare Realty Trust Incorporated
         Errol L. Biggs, Ph.D., Director - Center for Health Administration,
           University of Colorado (Healthcare Academician)
         Thompson S. Dent, Chairman and Chief Executive Officer, Phycor, Inc.
           (Physician Practice Management Executive)
         C. Raymond Fernandez, M.D., Chief Executive Officer and Chief Medical Officer, Piedmont Clinic (Physician)
         Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners
           (Healthcare Architect)
         Marliese E. Mooney (Hospital Operations Consultant)
         Edwin B. Morris III, Managing Director, Morris & Morse (Real Estate
           Finance Executive)
         J. Knox Singleton, Chief Executive Officer, INOVA Health Systems (Healthcare Provider Executive)


Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2000                               Page 12 of 13

    F)   PROFESSIONAL AFFILIATIONS:

             INDEPENDENT PUBLIC AUDITORS
             Ernst & Young LLP
             NationsBank Plaza
             414 Union  Street
             Nashville, TN  37219-1779

             TRANSFER AGENT
             BankBoston
             c/o EquiServe, LP
             Investor Services
             P.O. Box 8040
             Boston, MA 02266-8040
             Phone: 781-575-3400

    G)   DIVIDEND REINVESTMENT PLAN:

         Through the Company's transfer agent, Boston EquiServe, named Shareholders of Record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $5 thousand of HR common stock may be purchased per quarter through the transfer agent without a service or sales charge to the shareholder.

    H)   ANALYSTS PROVIDING RESEARCH COVERAGE ON HR:

         A.G. Edwards & Sons, Inc.                      Manuel K. Pyles  (314) 955-3588
         Bank of America Securities LLC                 (212) 847-5638
         Credit Suisse First Boston Corporation         Larry Raiman (212) 538-2380
         First Union Securities, Inc.                   Philip J. Martin (312) 574-6280
         J. J. B. Hilliard, W. L. Lyons, Inc.           John M. Roberts (502) 588-9143
         Legg Mason Wood Walker Inc.                    Jerry L. Doctrow  (410) 454-5142
         Prudential Securities, Inc.                    Jim Sullivan (212) 778-2515
         SunTrust Equitable Securities                  James G. Baker, III  (615) 780-9413
         UBS Warburg                                    Howard Capek  (212) 821-6369


    I)   PROJECTED DATES FOR 2000 DIVIDEND AND EARNINGS PRESS RELEASES:

                                        DIVIDEND                 EARNINGS
                                        --------                 --------
         First Quarter 2001         April 24, 2001             April 27, 2001
         Second Quarter 2001        July 24, 2001              July 27, 2001
         Third Quarter 2001         October 23, 2001           October 26, 2001
         Fourth Quarter 2001        January 22, 2002           January 25, 2002

         NOTE> A conference call will be scheduled at 9:00 AM CST the morning of the earnings press release.

    J)   INVESTOR RELATIONS:

         Healthcare Realty Trust Incorporated
         3310 West End Avenue, Suite 700
         Nashville, TN  37203
         Attention:  Bethany A. Anderson
         Phone:  615-269-8175
         Fax:  615-269-8461
         E-mail:  BAnderson@healthcarerealty.com

        In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections.
  These risks are discussed in a 10-K filed with the SEC by Healthcare Realty
       Trust Incorporated for the year ended December 31, 1999. The 10-K is available via the Company's web site or by calling Investor Relations at
       (615) 269-8175. Forward-looking statements represent the Company's judgment as of the date of the release of this information.
 The Company disclaims any obligation to update this forward-looking material.




Healthcare Realty Trust
Supplemental Data Report
Three Months Ended December 31, 2000                               Page 13 of 13